UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 11, 2008
QUEST RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-17371	90-0196936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of principal executive offices, including zip code)
(405) 600-7704
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
          This Amendment No. 1 amends the Current Report on Form 8-K of Quest Resource Corporation (the “Company”) filed with the United States Securities and Exchange Commission on July 16, 2008 (the “Original Report”), related to the Company’s acquisition of PetroEdge Resources (WV) LLC (“PetroEdge”). This Form 8-K/A amends the Original Report to include the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
          The audited financial statements of PetroEdge as of and for the year ended December 31, 2007 and the unaudited balance sheet of PetroEdge as of June 30, 2008 and unaudited statements of operations, changes in member’s deficit and cash flows for the six months ended June 30, 2008 and 2007 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A, and are filed herewith.
(b) Pro Forma Financial Information.
          The pro forma financial information relating to the Company’s acquisition of PetroEdge is attached as Exhibit 99.2 to this Current Report on Form 8-K and is filed herewith.
(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Petroleum Engineer

99.1	PetroEdge Financial Statements

99.2	Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION
	By:	/s/ David C. Lawler
David C. Lawler
Date: July 30, 2009		President